AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity	AdvanceDesigns® Variable Annuity SecureDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022
Supplement Dated June 23, 2017
To Prospectus Dated May 1, 2017
Effective June 5, 2017, the names of the following underlying funds changed. The corresponding Subaccount also changed its name accordingly. All references to the former names in the current prospectus are hereby changed to reflect the new names.
Former Name	New Name
Janus Aspen Enterprise	Janus Henderson VIT Enterprise
Janus Aspen Research	Janus Henderson VIT Research
Please Retain This Supplement For Future Reference